The Irreplaceable CornerTM Company

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Disclosure
Cautionary Statement Regarding Forward-Looking Statements
The Company has made forward-looking statements in these materials which are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of the Company, and on the information currently available to the Company.
When used or referred to in these materials, these forward-looking statements may be preceded by, followed by or otherwise include the words “believes,”
“expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or similar expressions, or statements that certain events or conditions “will” or “may” occur.
These forward-looking statements are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

 • revenue of the Company may be lower than expected
 • occupancy rates from the Company’s properties may deteriorate or fail to recover as predicted;
 • the Company may not be able to sustain the rental rate increases upon lease renewals that it has recently experienced;
 • the Company may experience tenant defaults due to recessionary conditions, as well as tenant bankruptcies and abandonments of leases;
 • general economic conditions, either internationally or nationally or in the jurisdictions in which the Company is doing business, may be less favorable than expected;
 • legislative or regulatory changes, including changes in environmental regulation, may adversely affect the businesses in which the Company is engaged;
 • there may be environmental risks and liability under federal, state and foreign environmental laws and regulations; and
 • changes may occur in the securities or capital markets.
Where to Find Additional Information
The Company’s stock is registered with the Securities and Exchange Commission (“SEC”) under the 1933 Securities Act and complies with the filing requirements of the 1934 Securities Act. As such, the Company has made its quarterly Form 10Q and Annual Form 10K filings that are available at the SEC’s website at www.sec.gov. Additionally, the Company maintains a web site at www.amreit.com where these public filings can be obtained as well as other corporate and property information.
Except for its ongoing obligations to disclose material information as required by the federal securities laws, the Company has no intention or obligation to update these forward-looking statements.

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Where Have We Been -
Vision 2010

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Vision 2010 - Phases
Phase I: Business Model - changes to reach greater efficiency and reduce volatility of earnings. This phase includes the elimination of the general contracting business and IBD Securities business. G&A Savings of approximately $4.5 million per year. Phase I was executed during the 3rd and 4th quarters of
 2008.
Phase II: Capital Structure - changes to reach greater efficiency and reduce volatility of earnings. This will include the simplification of AmREIT’s equity capitalization into one Class of stock, the consolidation of AmREIT into
 REITPlus and the privatization of the Company. Phase II was executed during 2009.
Phase III: Growth & Liquidity - made possible by Phase I and II as we pursue our goal of listing on the NYSE or through an institutional recapitalization.

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Phase I - Business Model Changes
	Pre- Phase I	Budgeted 2010
G & A	$14.8 million	$7.8 million
No. of Employees	70	50
Transaction Fee Required To Reach FFO Goal (including bonus)	$10 million	$1.8 million
AmREIT
Development
Property
Management
Leasing
Asset
Management
General
Contracting
IBD
Securities

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AmREIT
$450 Million
$8 Million
AmREIT, Inc.
Phase II - Capital Structure (Three Step Combination)
Step One:
 ▪ Privatization through
 voluntary De-listing of Class
 A Shares from trading on
 NYX
Step Two:
 ▪ Re-domicile AmREIT from
 Texas to Maryland
Step Three:
 ▪ Reverse merger of AmREIT
 into REITPlus
AmREIT
A - 5.3 million shares
C - 4.1 million shares
 D - 11.0 million shares
Simplified capital structure with one class of stock outstanding

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Strong Balance Sheet, No Material Near Term Maturities
Secured Debt Maturities
Year	Outstanding Amount	Percent of Total
2010	$ 5,083	3%
2011	$ 20,205	11%
2012	$ 14,417	8%
2013	$ 43,985	24%
2015	$ 49,000	27%
2016	$ 20,000	11%
2017+	$ 29,966	16%
-Total debt represents 48.7% of appraisal value, or approximately 56% of un-depreciated book basis.

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Where we are going -
Vision 2012

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AmREIT: Strategic Planning Vision 2012 - Objective

To provide superior long term returns to

Institutional Investors over differing

economic cycles (objective)

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AmREIT: Strategic Planning Vision 2012 - Advantage
Through our 26 years of best of class
 local acquisition, capitalization,
 operation and redevelopment expertise
 (advantage)

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AmREIT: Strategic Planning Vision 2012 - Scope
And our relentless focus upon the
 maximization of value on retail & mixed
 use Irreplaceable Corners ™ within
 Texas-- the top job growth market in the
 U.S. & 12th largest economy in the
 world, ahead of Mexico, Russia and India
 (GDP). (scope)

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AmREIT: Strategic Planning Vision 2012 - Believability
And through leveraging our $1 Billion
 platform,  experienced management
 team and a portfolio that ranks higher in
 qualitative measurements than the gold
 standard of the industry, to become the
 preferred retail & mixed use investment
 choice of the best Institutional Investors
 in the U.S.   (believability)

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Our Markets
Regional Focus, Local Sharpshooter

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Where We Invest and Why

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Houston, Dallas, San Antonio/Austin … The

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AmREIT, Inc.
Real Estate Platform - Poised for Growth

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Real Estate Investment Platform
Total Real Estate Platform Approaching $1 Billion
AmREIT Balance Sheet
$450 Mil
Institutional Joint Ventures
$160 Mil
Advised Funds
“High Net Worth Individuals”
$300 Mil

3 Miles 5 Miles Estimated Population: 131,556 426,010 Estimated Ave. HHI: $105,321 $89,900 Year Acquired: 2005 Land Area: 16.85 acres Retail SF: 169,110 SF Traffic Counts: Vehicles Per day Loop 610 300,000 Post Oak 40,000 approx. Uptown Park Corner of Post Oak Blvd. and Loop 610 AmREIT High daytime population with neighboring complementary uses of residential, office and hotel. Development potential for 200 room hotel and 200,000 s.f. office. Increased market rents from high $20’s to low $40’s. NOI exceeding initial underwriting by $800,000.

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South Bank on the Riverwalk; San Antonio, TX   AmREIT
  The Alamo and Riverwalk are the #1 and #2
 tourist destinations in Texas.
  Due to percentage rent, NOI was $190,000 more
 than the original projection upon acquisition.
  Tenant sales have increased consistently for
 over 10 years.
Estimated # of Tourists: 21 million
Year Acquired:   2005
Retail SF:  47,000 SF

Center is anchored by the top grossing Kroger in Texas and the southwest region. Tremendous in-fill location off Highway 59 at the entrance to the affluent West University submarket. 3 Miles 5 Miles Estimated Population: 148,619 410,882 Estimated Ave. HHI: $110,381 $83,529 Year Acquired: 2004 Retail SF: 144,623 SF Traffic Counts: Vehicles Per Day Buffalo Speedway 21,750 Westpark Drive 27,600 US 59 Frontage Rd. 151,000 Plaza in the Park Houston, Texas AmREIT

Shadow Creek Ranch Town Center Corner of Hwy 288 and FM 518 (Broadway); Pearland, Texas Institutional JV Purchased by an AmREIT-affiliated fund along with JP Morgan Asset Management in February 2008. 616,372 s.f. shopping center including all anchor spaces on lease and 15 pad sites Anchor tenants include HEB Plus!, Academy Sports + Outdoors, Hobby Lobby and Ashley Furniture. Pad site tenants include Denny’s, Frost Bank, Comerica, Taco Cabana, Wachovia Bank and Compass Bank. www.amreit.com

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   3 Miles 5 Miles
Estimated Population:  118,100 389,689
Estimated Ave. HHI: $47,512 $198,278
Year Acquired:  2006
Land Area:  26 acres
Retail SF:  325,000 SF
Traffic Counts:                  Vehicles Per Day
  Buckner  39,760
 Garland  35,242
  The second oldest shopping center in Dallas; construction began on Casa Linda Plaza in 1945.
  Includes 3 of 4 corners. Dense population despite inclusion of White Rock Lake in the 3-mile ring
  $6 million renovation completed
Casa Linda Shopping Center
Corner of Garland and Buckner; Dallas, Texas   Advised Funds

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   3 Miles 5 Miles
Estimated Population:  202,894 571,045
Estimated Ave. HHI:  $72,599 $72,317
Year Acquired:  2007
Land Area:  20.7 acres
Traffic Counts:                   Vehicles Per Day
 Westheimer 74,260
 Gessner  30,460
 Total  104,720
  Redeveloping a grocery anchored infill
 project with new Safeway guaranteed
 ground lease and existing Walgreens.
Woodlake Square
Corner of Westheimer and Gessner; Houston, Texas   Advised Funds

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   3 Miles            5 Miles
Estimated Population:  174,988 455,151
Estimated Ave. HHI:  $93,626 $88,349
Year Acquired:  2006
Land Area:  3.29 acres
Office SF:  133,507 SF
Traffic Counts:                 Vehicles Per Day
 Westheimer 58,980
 Yorktown  11,200
  Bought 3.3 acre site with a 133,500 s.f. office building as a re-development opportunity on an
 Irreplaceable Corner™.
  aLoft Hotel, a Starwood hotel, opened August 13, 2009.
5433 Westheimer
Corner of Westheimer and West Alabama; Houston, Texas  Advised Funds

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5433 Westheimer                                                Advised Funds
After
Before

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Location, Location, Location
Demographics & Operational Performance

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Portfolio Quality:
Source: Merrill Lynch Research, AmREIT Demographics

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Portfolio Occupancy
Source: Company Public Filings

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Portfolio Leasing Spreads - Location Matters
Source: Company Public Filings

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Occupancy & Leasing Spreads
Source: Company Public Filings

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Occupancy & Same Store Growth
Source: Company Public Filings (KIM excluded as they did not report SSNOI for 2006 and 2005

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Performance Summary

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Comparable Company Metrics - Best in Class
Multiple as of April 2010, SS NOI, Occ and Leasing Spread as 5-year average, Leverage & Payout as of 12/31/2009.

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AmREIT, Inc.:
The Team

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AmREIT - Management Team

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Independent Board of Directors

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Next Steps for:
Conformity, Growth, Liquidity

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Thoughts on next steps… Vision 2012
Potential Steps/Sources for Growth and Liquidity:
1. IPO on New York Stock Exchange
 • Traditional Public REIT Structure
 • Concern over FFO Multiples and Size
2. Institutional Joint Ventures - Property Level/Fund Creation
 • Maintain entity and strategic control
 • Efficiency concerns and fragmented growth
3. Institutional Investment - Balance Sheet
 • Increase and Expand AmREIT Balance Sheet with Liquidity
 • Lose Control and Concern over Alignment
4. Sell the Company
 • Not a Desire - We have a Vision of Growth and Liquidity

Good Things Happen on Great Real Estate™
Pound for Pound…
Best Located Portfolio
in Texas
Thank You
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